                                                                    EXHIBIT 23.2

                              ARTHUR ANDERSEN LLP

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in Amendment No. 2 to Registration Statement No. 333-30285 of our report dated August 28, 1997, included in Signature Resorts, Inc.'s Form 8-K/A filed on or around October 9, 1997, and to all references to our Firm included in this Registration Statement.

October 9, 1997,
  Orlando, Florida